The New Economy Fund
                              333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 486 9320
                               Fax (213) 486 9455


The New Economy Fund

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 74U1 and74U2, 74V1, and 74V2 correctly, the correct answers are as follows:

Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            368,307
------------------ ----------------------------------
------------------ ----------------------------------
Class B            8,190
------------------ ----------------------------------
------------------ ----------------------------------
Class C            2,886
------------------ ----------------------------------
------------------ ----------------------------------
Class F            2,208
------------------ ----------------------------------
------------------ ----------------------------------
Total              381,591
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        1,114
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        217
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        300
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        60
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        13
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          45
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          1,166
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          937
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          565
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,398
------------------ ----------------------------------
------------------ ----------------------------------
Total              388,406
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $18.11
----------------------- -------------------------
----------------------- -------------------------
Class B                 $17.57
----------------------- -------------------------
----------------------- -------------------------
Class C                 $17.52
----------------------- -------------------------
----------------------- -------------------------
Class F                 $18.07
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $18.11
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $17.82
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $17.83
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $18.01
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $18.09
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $17.92
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $17.92
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $18.03
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $18.12
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $18.21
----------------------- -------------------------